SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                         DEVELOPING GROWTH SECURITIES

(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)
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
                                              _                                                    _
                                             |        ______________________  |
FORMULA:                                     |       |                        |
                                             |  /\ n |                ERV           |
                               T  =          |    \  |           -------------      |  - 1
                                             |     \ |                 P            |
                                             |      \|                        |
                                             |_                              _|

                              T = AVERAGE ANNUAL TOTAL RETURN
                              n = NUMBER OF YEARS
                            ERV = ENDING REDEEMABLE VALUE
                              P = INITIAL INVESTMENT

                                                                   (A)
  $1,000                ERV AS OF             NUMBER OF          AVERAGE ANNUAL
INVESTED - P            30-Sep-96             YEARS - n         TOTAL RETURN - T
------------            ---------             ---------         ----------------

 30-Sep-95              $1,125.30                1                   12.53%

 30-Sep-91              $2,273.80                5                   17.86%

 30-Sep-86              $3,785.00               10                   14.24%


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)
                                              _                                                    _
                                             |        ______________________  |
FORMULA:                                     |       |                        |
                                             |  /\ n |                EV            |
                               t  =          |    \  |           -------------      |  - 1
                                             |     \ |                 P            |
                                             |      \|                        |
                                             |_                              _|

                                                 EV
                              TR  =          ----------         - 1
                                                  P

                    t = AVERAGE ANNUAL TOTAL RETURN
                        (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
                    n = NUMBER OF YEARS
                   EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
                    P = INITIAL INVESTMENT
                   TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                              (C)                                             (B)
  $1,000                 EV AS OF            TOTAL                      NUMBER OF            AVERAGE ANNUAL
INVESTED - P             30-Sep-96           RETURN - TR                YEARS - n           TOTAL RETURN - t
------------           -----------           -----------               -----------          ----------------
 30-Sep-95              $1,175.30                17.53%                      1                  17.53%

 30-Sep-91              $2,293.80               129.38%                      5                  18.06%

 30-Sep-86              $3,785.00               278.50%                  10.00                  14.24%

(D)               GROWTH OF $10,000
(E)               GROWTH OF $50,000
(F)               GROWTH OF $100,000

FORMULA:          G= (TR+1)*P
                  G= GROWTH OF INITIAL INVESTMENT
                  P= INITIAL INVESTMENT
                  TR= TOTAL RETURN SINCE INCEPTION

$10,000                   TOTAL               (D)   GROWTH OF           (E)   GROWTH OF             (F)   GROWTH OF
INVESTED - P            RETURN - TR         $10,000 INVESTMENT - G    $50,000 INVESTMENT - G    $100,000 INVESTMENT - G
------------            -----------         ----------------------    ----------------------    -----------------------
 29-Apr-83                 239.35                $33,935                   $169,675                    $339,350

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